EXECUTION VERSION AMENDMENT NO. 3 TO REVOLVING CREDIT AGREEMENT This Amendment No. 3 to Revolving Credit Agreement, dated as of April 21, 2020 (this “Amendment”), is among BRIGGS & STRATTON CORPORATION, a Wisconsin corporation (the “Lead Borrower”), the other Loan Parties party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) and the lenders party hereto (the “Lenders”). Capitalized terms used and not otherwise defined herein have the definitions provided therefor in the Credit Agreement referenced below. W I T N E S S E T H: WHEREAS, the Lead Borrower, the other Borrowers from time to time party thereto, the Lenders (as defined therein) from time to time party thereto and the Administrative Agent are parties to that certain Revolving Credit Agreement, dated as of September 27, 2019 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”); WHEREAS, pursuant to Section 13.12 of the Credit Agreement, the Loan Parties party to the Credit Agreement, the Administrative Agent and the Required Lenders may amend the Credit Agreement and in the case of any amendment, modification, or waiver of any provision relating to the rights or obligations of any Issuing Bank, with the consent of such Issuing Bank; and WHEREAS, the Lead Borrower has requested that the Administrative Agent, the Issuing Banks and the Required Lenders amend, and the Administrative Agent, the Issuing Banks and the Required Lenders have agreed to amend, the Credit Agreement as set forth herein. NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto agree as follows: 1. Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that: (a) Clauses (A) and (B) of Section 2.13(b) of the Credit Agreement are hereby amended and restated to read as follows: “(A) the LC Exposure shall not exceed $55,000,000 (the “LC Sublimit”), (B) the North American LC Exposure shall not exceed $53,000,000 (the “North American LC Sublimit”)” 2. Conditions Precedent. The effectiveness of this Amendment is subject to the conditions precedent that: (a) the Administrative Agent shall have received counterparts to (i) this Amendment, duly executed by each Loan Party party to the Credit Agreement, the Administrative Agent, the Issuing Banks and Lenders constituting the Required Lenders and (ii) the Consent and Reaffirmation attached hereto, duly executed by each Guarantor; (b) the Administrative Agent and its Affiliates shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable and documented fees and expenses of counsel for the Administrative Agent) required US-DOCS\114544397.3 to be reimbursed or paid by the Borrowers in connection with this Amendment and the other Loan Documents. 3. Representations and Warranties. To induce the Administrative Agent to enter into this Amendment, each Loan Party party hereto hereby represents and warrants to the Administrative Agent and the Lenders that: (a) This Amendment and the Amended Credit Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, administration, examinership, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing; and (b) As of the date hereof and immediately after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Loan Parties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality standard set forth in any such representation or warranty), except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such date (without duplication of any materiality standard set forth in any such representation or warranty). 4. Reference to and Effect on the Credit Agreement. (a) Upon the effectiveness hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in any other Loan Document to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof,” and words of like import), shall mean and be a reference to the Amended Credit Agreement and this Amendment and the Credit Agreement shall be read together and construed as a single instrument referred to herein as the Amended Credit Agreement. (b) Except as expressly amended hereby, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby reaffirmed, ratified and confirmed. (c) The Liens and security interests in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations (and all filings with any Governmental Authority in connection therewith) are in all respects continuing and in full force and effect with respect to all Obligations, in each case in accordance with and to the extent contemplated by the terms of the respective Loan Documents. (d) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith. (e) This Amendment is a Loan Document under (and as defined in) the Credit Agreement. 2

5. Miscellaneous. (a) Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York. (b) Headings. The headings of the several Sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment. (c) Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. [Remainder of Page Intentionally Left Blank] 3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written. BRIGGS & STRATTON CORPORATION, as Lead Borrower By: /s/ Andrea Golvach Name: Andrea Golvach Title: Vice President Treasurer BRIGGS & STRATTON AG, as Subsidiary Borrower By: /s/ Mark Schwertfeger Name: Mark Schwertfeger Title: Member of Board of Directors Signature Page to Amendment No. 3 to Credit Agreement

JPMORGAN CHASE BANK, N.A., individually as a Lender, as an Issuing Bank and as Administrative Agent By: John Morrone Name: John Morrone Title: Authorized Signer Signature Page to Amendment No. 3 to Credit Agreement

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as an Issuing Bank and as a Swiss Lender By: /s/ Kennedy A. Capin Name: Kennedy A. Capin Title: Authorized Officer Signature Page to Amendment No. 3 to Credit Agreement

BANK OF AMERICA, N.A., as a Lender and as an Issuing Bank By: /s/ Brian Conole Name: Brian Conole Title: Senior Vice President Signature Page to Amendment No. 3 to Credit Agreement

BANK OF MONTREAL, as a Lender and as an Issuing Bank By: /s/ Brittany Malone Name: Brittany Malone Title: Vice President BANK OF MONTREAL, LONDON BRANCH, as a Lender and as an Issuing Bank By: /s/ Tom Woolgar Name: Tom Woolgar Title: Managing Director By: /s/ Scott Matthews Name: Scott Matthews Title: Managing Director Signature Page to Amendment No. 3 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as an Issuing Bank By: /s/ Nykole Hanna Name: Nykole Hanna Title: Authorized Signatory WELLS FARGO BANK, NATIONAL ASSOCIATION, LONDON BRANCH, as a Lender and as an Issuing Bank By: /s/ Steven Chait Name: Steven Chait Title: Authorised Signatory Signature Page to Amendment No. 3 to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Lynne Ciaccia Name: Lynne Ciaccia Title: Authorized Officer Signature Page to Amendment No. 3 to Credit Agreement

CIBC BANK USA, as a Lender By: /s/ Peter B. Campbell Name: Peter B. Campbell Title: Managing Director Signature Page to Amendment No. 3 to Credit Agreement

FIRST MIDWEST BANK, as a Lender By: /s/ Thomas Brennan Name: Thomas Brennan Title: Vice President Signature Page to Amendment No. 3 to Credit Agreement

CONSENT AND REAFFIRMATION Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 3 to the Revolving Credit Agreement, dated as of September 27, 2019 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Briggs & Stratton Corporation, a Wisconsin corporation (the “Lead Borrower”), each of the other Borrowers party thereto from time to time, the Lenders party thereto from time to time, the Issuing Banks party thereto from time to time and JPMorgan Chase Bank, N.A., as the Administrative Agent, the Collateral Agent, the Australian Security Trustee and the Swingline Lender, which Amendment No. 3 is dated as of April 21, 2020 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guarantee Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreements and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated. Dated: April 21, 2020 [Signature Page Follows]

BRIGGS & STRATTON CORPORATION By: /s/ Andrea Golvach Name: Andrea Golvach Title: Vice President Treasurer BRIGGS & STRATTON AG By: /s/ Mark A. Schwertfeger Name: Mark A. Schwertfeger Title: Member of Board of Directors BRIGGS & STRATTON INTERNATIONAL AG By: /s/ Mark A. Schwertfeger Name: Mark A. Schwertfeger Title: Member of Board of Directors BILLY GOAT INDUSTRIES, INC. By: /s/ Andrea L. Golvach Name: Andrea L. Golvach Title: Vice President Treasurer ALLMAND BROS., INC. By: /s/ Andrea L. Golvach Name: Andrea L. Golvach Title: Vice President Treasurer Signature Page to Consent and Reaffirmation (Amendment No. 3 to Credit Agreement)

Signed, sealed and delivered by BRIGGS & STRATTON AUSTRALIA PTY. LIMITED ACN 006 576 656 in accordance with section 127 of the Corporations Act 2001 (Cth) by: /s/ Mark A. Schwertfeger /s/ Andrea L. Golvach Signature of director Signature of director/secretary Mark A. Schwertfeger Andrea L. Golvach Name of director (print) Name of director/secretary (print) Signature Page to Consent and Reaffirmation (Amendment No. 3 to Credit Agreement)

Signed, sealed and delivered by VICTA LTD ACN 000 341 640 in accordance with section 127 of the Corporations Act 2001 (Cth) by: /s/ Mark A. Schwertfeger /s/ Harold L. Redman Signature of director Signature of director/secretary Mark A. Schwertfeger Harold L. Redman Name of director (print) Name of director/secretary (print) Signature Page to Consent and Reaffirmation (Amendment No. 3 to Credit Agreement)